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                                                                   EXHIBIT 10.17

                           STOCK RESTRICTION AGREEMENT

         THIS STOCK RESTRICTION AGREEMENT (the "Agreement") is made as of the ____ day of ______________, ____, by and between Advancis Pharmaceutical Corporation, a Delaware corporation (the "Company"), and ____________________ (the "Shareholder").

         For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Option Shares. The Shareholder was granted the right to purchase up to __________________ shares (the "Option Shares") of common stock of the Company, par value $0.01 per share (the "Common Stock"), pursuant to stock options awarded under the Company's 2000 Stock Incentive Plan (the "Plan") on ____________________ subject to the terms and conditions of the applicable option grant agreement evidencing such award (the "Option Grant Agreement"). The Shareholder has purchased on even date herewith, ____________ Option Shares (the "Shares"). The Shareholder agrees that the Shares shall be subject to the terms, conditions and restrictions set forth in this Agreement and the Option Grant Agreement. The Shareholder further agrees that any additional Option Shares purchased by the Shareholder shall be subject to the terms, conditions and restrictions set forth in this Agreement, and such shares shall be deemed Shares for all purposes hereunder. Upon receipt of payment by the Company for the Shares, the Company shall issue and deliver to the Shareholder one or more certificates in the name of the Shareholder for that number of Shares purchased by the Shareholder.

         2. Restrictions on Transfer. The Shareholder shall not transfer any of the Shares, except by a transfer that meets the following requirements:

                  (a) Notice Requirement. If at any time the Shareholder proposes to sell or otherwise transfer or assign for cash, cash equivalents or any other form of consideration (including a promissory note) pursuant to a bona fide offer from any third party all or any part of his or her vested Shares (the "Offered Shares"), the Shareholder shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee(s) and state the number of shares to be transferred, the price per share and all other material terms and conditions of the transfer.

                  (b) Company's Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the right to purchase all or any lesser part of the Offered Shares at the price and upon the terms and conditions set forth in the Transfer Notice. In the event the Company elects to purchase all or any lesser part of the Offered Shares, it shall give written notice of its election to the Shareholder within such 30-day period, and the settlement of the sale on such Offered Shares shall be made as provided below in Section 2(c) of this Agreement.

                  (c) Settlement. If the Company elects to acquire all or any lesser part of the Offered Shares, the Company shall so notify the Shareholder, and settlement shall be made at the principal office of the Company in cash within 60 days after the Company receives the Transfer Notice; provided, however, if the terms of payment set forth in the Shareholder's Transfer Notice were other than cash against delivery, the Company may pay for such Offered Shares on the same terms and conditions set forth in the Transfer Notice. Notwithstanding anything in this Agreement to the contrary, the provisions of
Section 6 of this Agreement shall be controlling, to the extent applicable, regarding any payment due with respect to the Company's purchase of the Offered Shares and shall not preclude a determination for purposes of this Agreement that "settlement" of the Company's purchase of the Offered Shares has been duly made pursuant to this Section 2(c) if any payment due the Shareholder is deferred accordingly.

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                  (d)      Sales Free of Restrictions. If the Company does not
elect to purchase all of the Offered Shares, the Shareholder may, not sooner than 35 or later than 120 days following delivery of the Transfer Notice, enter into an agreement providing for the closing of the transfer of the Offered Shares covered by the Transfer Notice within 30 days of the date such agreement is entered into on the same terms and conditions as those described in the Transfer Notice. Any proposed transfer on different terms and conditions than those described in the Transfer Notice, as well as any subsequent proposed transfer of any of the Shares, shall again be subject to the right of first refusal of the Company and shall require compliance by the Shareholder with the procedures described in this Section 2.

                  (e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 2:

                           (i)      the Shareholder's transfer of any or all of
the Shareholder's Shares, either during the Shareholder's lifetime by gift or domestic relations order or on death by will or the laws of descent and distribution, to: (A) his or her child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, or any persons sharing the Shareholder's household (other than a tenant or employee of the Shareholder) ("family members"), (B) a trust in which family members have more than 50% of the beneficial interest, (C) a foundation in which family members (or the Shareholder) control the management of assets, or (D) any other entity in which family members (or the Shareholder) own more than 50% of the voting interests ("Permitted Transferee"); provided, however, that no such transfers are made for value. A transfer under a domestic relations order in settlement of marital property rights and a transfer to an entity in which more than 50% of the voting interests are owned by family members (or the Shareholder) in exchange for an interest in that entity shall not be treated as transfers for value. Each Permitted Transferee shall receive the Shares subject to the provisions of this Agreement, and, as a condition precedent to any transfer permitted under this
Section 2(e)(i), the Permitted Transferee must deliver to the Company a written instrument confirming that such transferee is bound by all of the terms and conditions of this Agreement;

                           (ii)     any transfer to the Company in pledge as
security for any purchase-money indebtedness incurred by the Shareholder in connection with the acquisition of the Shares; or

                           (iii)    any transfer pursuant to a registration
statement filed by the Company with the Securities and Exchange Commission.

                  Notwithstanding anything to the contrary contained elsewhere in this Section 2, except with respect to a transfer pursuant to Section 2(e)(iii), any proposed transferee or Permitted Transferee of the Shareholder shall receive and hold such stock subject to the provisions of this Agreement, and, as a condition of such transfer, shall deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. There shall be no subsequent transfer of such stock except in accordance with this Section 2.

                  (f) Termination of Restrictions on Transfer. The foregoing restrictions on transfer in this Section 2 shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

         3. Effect of Prohibited Transfer. The Company shall not be required to (a) transfer on its books any of the Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such Shares or to pay dividends or other distributions to any transferee to whom any such Shares shall have been so sold or transferred.

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         4.       Company's Repurchase Option.

                  (a) Upon the termination of the Shareholder's employment or consulting relationship with the Company for any reason, the Company shall have the right and option to purchase, and the Shareholder or the Shareholder's personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, shall have the obligation to sell upon request, any or all of the Shareholder's Shares, which option may be exercised at any time and from time to time by the Company by giving written notice to the Shareholder or personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, stating the number of Shares to be purchased. The purchase price for such Shares shall be determined pursuant to Section 4(b) of this Agreement. Settlement of the purchase shall be made at the principal office of the Company within 30 days after delivery of such written notice. In the discretion of the Board of Directors of the Company, payment of the purchase price will be made via cash, a promissory note, or a combination of the two. Any such promissory note shall provide for substantially equal installments, payable at least annually, over a period not to exceed five years and shall accrue interest at the applicable Federal mid-term rate in effect under Code section 1274(d) as of the settlement date, compounded annually. Notwithstanding the foregoing, the repurchase option of the Company described in this Section 4: (i) shall not be exercisable with respect to Offered Shares when the Company has a right to purchase such Offered Shares pursuant to Section 2(b) of this Agreement nor, if the Company does not elect to purchase all of the Offered Shares, during the period set forth in Section 2(d) of this Agreement in which the Offered Shares are transferable pursuant to the terms of the Transfer Notice; and (ii) shall terminate, solely with respect to vested Shares, upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

                  (b) The purchase price for any Shares sold and purchased pursuant to this Section 4 shall be equal to their Fair Market Value as determined under Section 4(c) of this Agreement. Notwithstanding the immediately preceding sentence, in the event that the Shareholder's employment or other service relationship is terminated by the Company for "Misconduct," the purchase price for any Shares sold and purchased pursuant to this Section 4 shall be equal to the lesser of the Fair Market Value of the Shares as determined under
Section 4(c) of this Agreement or the exercise price per Share (adjusted to reflect adjustments made under Section 7(d) of the Plan) tendered to the Company by the Shareholder upon exercise of the Option pursuant to which the Shares were acquired. For purposes of this Agreement, if the Shareholder is a party to a written employment agreement or other service agreement with the Company or an affiliate which contains a definition of "cause," "termination for cause" or any other similar term or phrase, whether the Shareholder is terminated for Misconduct pursuant to this Section 4 shall be determined according to the terms of and in a manner consistent with the provisions of such written agreement. If the Shareholder is not party to such a written employment agreement or other service agreement with the Company or an affiliate, then for purposes of this
Section 4, "Misconduct" shall mean the Shareholder's (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Shareholder's duties or willful failure to perform the Shareholder's responsibilities in the best interests of the Company; (v) chronic use of alcohol, drugs or other similar substances which affects the Shareholder's work performance; or (vi) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Shareholder for the benefit of the Company. The good faith determination by the Board of Directors of the Company of whether the Shareholder's employment or other service relationship was terminated by the Company for Cause shall be final and binding for all purposes hereunder.

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                  (c)      For purposes of this Agreement, the Fair Market Value
of Shares shall be determined in good faith by the Board of Directors of the Company. In making such determination, the Board of Directors may take into account any valuation factors it deems appropriate or advisable in its sole discretion, including, without limitation, profitability, financial position, asset value or other factor relating to the value of the Company, as well as discounts to account for minority interests and lack of marketability.

         5. Take-Along Right. Notwithstanding anything contained herein to the contrary, if at any time any shareholder of the Company, or group of shareholders, owning a majority or more of the voting capital stock of the Company (hereinafter, collectively the "Transferring Stockholders") proposes to enter into any transaction involving (a) a sale of more than 50% of the outstanding voting capital stock of the Company in a non-public sale or (b) any merger, share exchange, consolidation or other reorganization or business combination of the Company immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Company immediately prior to such transaction or after which persons who hold a majority of the voting capital stock of the surviving entity are not persons who held voting capital stock of the Company immediately prior to such transaction (a "Change-in-Control transaction"), the Company may require the Shareholder to participate in such Change-in-Control transaction with respect to all or such number of the Shareholder's Shares as the Company may specify in its discretion, by giving the Shareholder written notice thereof at least ten days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, the Shareholder shall tender the specified number of Shares, at the same price and upon the same terms and conditions applicable to the Transferring Shareholders in the transaction or, in the discretion of the acquirer or successor to the Company, upon payment of the purchase price to the Shareholder in immediately available funds. In addition, if at any time the Company and/or any Transferring Shareholders propose to enter into any such Change-in-Control transaction, the Company may require the Shareholder to vote in favor of such transaction, where approval of the shareholders is required by law or otherwise sought, by giving the Shareholder notice thereof within the time prescribed by law and the Company's Certificate of Incorporation and By-Laws for giving notice of a meeting of shareholders called for the purpose of approving such transaction. If the Company requires such vote, the Shareholder agrees that he or she will, if requested, deliver his or her proxy to the person designated by the Company to vote his or her Shares in favor of such Change-in-Control transaction.

         6. Company's Right to Defer Payments. Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement, or under any promissory note issued by the Company pursuant to this Agreement, that would cause the Company to violate any banking agreement or loan or other financial covenant or cause default of any senior indebtedness of the Company, regardless of when such agreement, covenant or indebtedness was created, incurred or assumed. Any payment under this Agreement that would cause such violation or default shall be deferred until, in the sole discretion of the Board of Directors of the Company, such payment shall no longer cause any such violation or default. Any payment deferred in consequence of the provisions of the preceding sentence shall bear simple interest from the date such payment would otherwise have been made to the date when such payment is actually made, at a rate which is equal to the prime rate of interest published in the Wall Street Journal from time-to-time during the period of such deferral, but in no event shall such rate of interest exceed 10 percent per annum. The Company shall pay interest at the same time as it makes the payment to which such interest relates.

         7. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

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                  The shares of stock represented by this certificate are
                  subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of this certificate (or his predecessor in interest), and no transfer of such shares may be made without compliance with that Agreement. A copy of that Agreement is available for inspection at the office of the Corporation upon appropriate request and without charge.

                  The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

         8. Investment Representations. The Shareholder represents, warrants and covenants as follows:

                  (a) Shareholder is purchasing the Shares for the Shareholder's own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

                  (b) Shareholder has had such opportunity as the Shareholder deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Shareholder to evaluate the merits and risks of the Shareholder's investment in the Company.

                  (c) Shareholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) Shareholder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) Shareholder understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year (or, if the Shares were acquired in compliance with Rule 701 of the Securities Act, 90 days after an initial public offering of the Common Stock) and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are met; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

         9.       Adjustments for Stock Splits, Stock Dividends, etc.

                  (a) If from time to time there is any spin-off, stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Shareholder is entitled by reason of his or her ownership of the Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares.

                  (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor, and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

         10. Market Stand-Off. Following the effective date of a registration statement of the Company filed under the Securities Act, the Shareholder, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, or otherwise transfer or dispose of any securities of the Company held by the Shareholder at any time during such period except Common Stock (or other securities) included in such registration, provided however, that: (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and (b) all officers and directors of the Company enter into similar agreements.

         11. Withholding Taxes. The Shareholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Shareholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase, sale or vesting of the Shares by the Shareholder. To the extent that any of the Shares were vested upon purchase by the Shareholder, the Shareholder is required to satisfy certain tax withholding obligations. The Shareholder may choose to make an election in accordance with Internal Revenue Code section 83(b) to recognize income in the Shareholder's taxable year in which the unvested Shares are purchased. If the Shareholder makes such an election, the Shareholder shall promptly thereafter provide a written notice of such election to the Company.

         12. Invalidity or Unenforceability. It is the intention of the Company and the Shareholder that this Agreement shall be enforceable to the fullest extent allowed by law. In the event that a court having jurisdiction holds any provision of this Agreement to be invalid or unenforceable, in whole or in part, the Company and the Shareholder agree that, if allowed by law, that provision shall be reduced to the degree necessary to render it valid and enforceable without affecting the rest of this Agreement.

         13. Waiver. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

         14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Shareholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the terms, conditions and restrictions set forth in this Agreement. The

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Company may assign its rights under this Agreement to a third party, provided such assignee agrees to be bound by all of the Company's obligations under this Agreement.

         15. No Rights To Employment. Nothing contained in this Agreement shall be construed as giving the Shareholder any right to be retained, in any position, as an employee or other service provider of the Company for any period of time or to restrict the Company's right to terminate the Shareholder's employment or other service relationship at any time with or without cause or notice.

         16. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Shareholder at the address contained in the records of the Company, or addressed to the Company for the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

         17. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         18. Shareholder. Whenever the word "Shareholder" is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Board of Directors of the Company, to apply to the Shareholder's estate, personal representative, beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, transferees, successors or assignees, the word "Shareholder" shall be deemed to include such persons.

         19. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

         20. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Shareholder.

         21. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include the principal offices of the Company, and the Shareholder hereby agrees and submits to the personal jurisdiction and venue thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             ADVANCIS PHARMACEUTICAL CORPORATION

                                             By: _______________________________
                                             Print Name: _______________________
                                             Title: ____________________________

                                             SHAREHOLDER

                                             ___________________________________
                                             Print Name: _______________________

                               Address:      ___________________________________
                                             ___________________________________
                                             ___________________________________

If the Shareholder resides in community property states (currently AZ, CA, ID, LA, NV, NM, TX, WA, WI), the Shareholder's spouse must execute the following:

                                 SPOUSE CONSENT

         The undersigned spouse of the Shareholder has read, understands, and hereby approves the purchase of shares of Common Stock pursuant to this Stock Restriction Agreement and the related Option Grant Agreement between the Shareholder and the Company (the "Agreements"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreements, the undersigned hereby agrees to be irrevocably bound by the Agreements and further agrees that any community property interest shall similarly be bound by the Agreements. The undersigned hereby appoints the Shareholder as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreements.

Date: ______________________                 ___________________________________
                                             Signature of Shareholder's Spouse

                               Address:      ___________________________________
                                             ___________________________________
                                             ___________________________________